UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2013

FORUM ENERGY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 1000

Houston, Texas 77024

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 949-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 6, 2013, Forum Energy Technologies, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, the selling stockholders named on Schedule 1 thereto (the “Selling Stockholders”) and J.P. Morgan Securities LLC (the “Underwriter”), relating to the sale (the “Offering”) by the Selling Stockholders to the Underwriter of an aggregate of 6,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

The material terms of the Offering are described in prospectus supplement no. 2, dated November 6, 2013, the prospectus supplement dated September 20, 2013 and the base prospectus dated September 20, 2013, as filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”) on November 8, 2013. The Offering is registered with the SEC pursuant to an effective registration statement on Form S-3 (File No. 333-191294) filed by the Company under the Securities Act with the SEC on September 20, 2013.

In the Underwriting Agreement, the Company and the Selling Stockholders each agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriter may be required to make because of any of those liabilities.

The Offering is expected to close on November 13, 2013, subject to customary closing conditions. The Company will not receive any proceeds from the Offering, and the number of outstanding shares of the Company’s Common Stock will not change as a result of the Offering. Upon completion of the Offering, the Selling Stockholders will own approximately 39% of the Company’s outstanding common stock.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 6, 2013, by and among Forum Energy Technologies, Inc., the selling stockholders listed on Schedule 1 thereto and J.P. Morgan Securities LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Forum Energy Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORUM ENERGY TECHNOLOGIES, INC.
Date: November 12, 2013
	By:	/s/ James L. McCulloch
James L. McCulloch
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 6, 2013, by and among Forum Energy Technologies, Inc., the selling stockholders listed on Schedule 1 thereto and J.P. Morgan Securities LLC.